                                                                   EXHIBIT 10.72

























                                LICENSE AGREEMENT
                                     BETWEEN
                                 COMBICHEM, INC.
                                       AND
                                   APERION LLC

                                TABLE OF CONTENTS



                                                                               PAGE
1. DEFINITIONS....................................................................3

           1.1       Defined Terms................................................3
           1.2       "CAT License"................................................4
           1.3       "Catalytic Materials"........................................4
           1.4       "Catalytica Technology"......................................4
           1.5       "Collaborators"..............................................4
           1.6       "CombiChem Technology".......................................4
           1.7       "Field"......................................................4
           1.8       "LLC Technology".............................................5
           1.9       "Patent Rights"..............................................5
           1.10      "Services Agreement".........................................5
           1.11      "Technology".................................................5
           1.12      "Term".......................................................5
           1.13      "Venture Agreements".........................................5

2. GRANT OF LICENSES..............................................................5

           2.1       Grant to LLC.................................................5
           2.2       Retained Rights..............................................6
           2.3       Access.......................................................6
           2.4       Third-Party Obligations......................................6
           2.5       Grant to CombiChem...........................................6
           2.6       Exclusive Vehicle in the Field...............................6

3. PATENTS; INFRINGEMENT..........................................................7

           3.1       Patent Prosecution and Maintenance...........................7
           3.2       Notice of Infringement.......................................7
           3.3       Avoiding Infringement........................................7

4. TERM AND TERMINATION...........................................................8

           4.1       Term.........................................................8
           4.2       CombiChem Rights to Terminate................................8
           4.3       LLC Rights to Terminate......................................8
           4.4       Rights Following a CombiChem Dissolution Event...............8
           4.5       Termination of LLC by Mutual Agreement.......................8
           4.6       Accrued Rights...............................................9

5. CONFIDENTIALITY................................................................9

           5.1       Confidentiality..............................................9
           5.2       Exceptions...................................................9
           5.3       Return of Confidential Information...........................9

                                                                               PAGE
6. REPRESENTATIONS AND WARRANTIES................................................10

           6.1       CombiChem Representations and Warranties....................10
           6.2       LLC Representations and Warranties..........................10

7. INDEMNIFICATION...............................................................11

           7.1       Indemnification.............................................11
           7.2       Notice of Claims............................................11

8. EXPORT CONTROLS...............................................................12

           8.1       Compliance With Laws........................................12

9. MISCELLANEOUS PROVISIONS......................................................12

           9.1       Agency......................................................12
           9.2       Assignment..................................................12
           9.3       Further Actions.............................................12
           9.4       Notices.....................................................13
           9.5       Amendment; Approval.........................................14
           9.6       Waiver......................................................14
           9.7       Counterparts................................................14
           9.8       Descriptive Headings........................................14
           9.9       Governing Law; Dispute Resolution...........................14
           9.10      Severability................................................14
           9.11      Entire Agreement of the Parties.............................15

                                LICENSE AGREEMENT


           THIS LICENSE AGREEMENT (this "Agreement") effective as of the Initial Contribution Date (as defined in that certain LLC Agreement (as defined below)), is by and between COMBICHEM, INC. ("CombiChem"), a Delaware corporation, and APERION LLC ("LLC"), a Delaware limited liability company.

           WHEREAS, CombiChem and Catalytica Advanced Technologies, Inc. ("Catalytica"), are the two members of LLC, which was formed pursuant to that certain Limited Liability Company Operating Agreement of Aperion LLC dated as of June 15, 1999 (the "LLC Agreement");

           WHEREAS, CombiChem has developed, been licensed from a third party and/or owns certain drug discovery technology and intellectual property rights, including chemical library design software, multi-parallel synthesis and purification methods, chemical libraries suitable for high throughput biological screening assays and medicinal chemistry ;

           WHEREAS, CombiChem desires to license the CombiChem Technology to LLC on the terms set forth in this Agreement;

           WHEREAS, LLC desires to obtain a license to the CombiChem Technology on the terms set forth in this Agreement;

           WHEREAS, LLC desires to license certain technology created by LLC resulting from the CombiChem Technology or the Catalytica Technology to CombiChem on the terms set forth in this Agreement; and

           WHEREAS, CombiChem desires to obtain a license to certain technology created by LLC from the CombiChem Technology or the Catalytica Technology on the terms set forth in this Agreement.

           NOW, THEREFORE, CombiChem and LLC (the "parties") agree as follows:


                                       1.

                                   DEFINITIONS

             1.1 Defined Terms. When used in this Agreement each of the following terms shall have the meaning set forth in this Article 1. Capitalized terms not otherwise defined herein shall have the meanings set forth in the LLC Agreement. Unless the context otherwise requires, words importing the singular only shall include the plural and vice versa and references to natural persons shall include bodies corporate.

             1.2 "CAT LICENSE" shall mean that certain License Agreement between Catalytica and LLC, effective as of the Initial Contribution Date.

             1.3 "CATALYTIC MATERIALS" shall mean                      *** *** .

             1.4 "CATALYTICA TECHNOLOGY" shall mean the technology licensed by Catalytica to LLC under the CAT License.

             1.5 "COLLABORATORS" shall mean the parties with which LLC enters into agreements for discovery services in the Field, including, without limitation, Catalytica, CombiChem or their respective Affiliates.

             1.6 "COMBICHEM TECHNOLOGY" shall mean the Technology owned and/or possessed by CombiChem (with rights to sublicense in the Field) during the Term, including that described in greater detail in Exhibit 1 hereto, and enhancements, improvements or derivatives of such Technology created by or on behalf of LLC; provided that in the event of the operation of the buy-sell provision under the LLC Agreement, CombiChem Technology shall mean the Technology owned and/or possessed by CombiChem (with rights to sublicense in the Field) as of and through the effective date of the sale of CombiChem's membership interest in LLC to the other Members.

             1.7 "FIELD" shall mean the use of Catalytica Technology, CombiChem Technology and LLC Technology to (a) create a business in discovery services for third parties of Catalytic Materials and processes and products derived from such Catalytic Materials and (b) ***

                                 ***
                                 ***
                                 ***
                      *** the development, manufacture and commercialization of
                                 ***
                                 ***
                                 ***

                 ***  and intermediates thereof.

             1.8 "LLC TECHNOLOGY" shall mean the technology created by or on behalf of the LLC during the Term with rights to sublicense; provided that enhancements, improvements or derivatives of CombiChem Technology shall be CombiChem Technology as set forth above and that enhancements, improvements or derivatives of Catalytica Technology shall be part of Catalytica Technology pursuant to the CAT License.

             1.9 "PATENT RIGHTS" shall mean any of the patents and patent applications applicable to Technology identified in Exhibit 1, and in respect of such patents and patent applications, all corresponding Patent Co-operation Treaty applications, European Patent Convention applications or applications under similar administrative international conventions, and corresponding national patents and patent applications, together with any divisional, continuation (but not a


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.





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

continuation-in-part), substitution, reissue, extension, supplementary protection certificate or other application based thereon.

             1.10 "SERVICES AGREEMENT" shall mean that certain Services Agreement dated on or about June 15, 1999 among CombiChem, Catalytica and LLC.

             1.11 "TECHNOLOGY" shall mean the technology which relates to or is useful in the Field, including technology described in Exhibit 1 hereto (as such Exhibit may be modified or supplemented from time to time by mutual written agreement of parties), and all ideas, know-how, trade secrets, data, inventions, discoveries and other proprietary rights in and to such technology, including Patent Rights applicable to such technology.

             1.12 "TERM" shall have the meaning set forth in Section 4.1 of this Agreement.

             1.13 "VENTURE AGREEMENTS" shall mean the LLC Agreement, this Agreement, the CAT License and the Services Agreement.


                                       2.

                                GRANT OF LICENSES

             2.1 Grant to LLC. Subject to the terms and conditions of the Venture Agreements and as of the Initial Contribution Date, CombiChem hereby grants to LLC, and LLC hereby accepts from CombiChem, a royalty-free, worldwide, exclusive license (exclusive even as to CombiChem and CombiChem's Affiliates) to use the CombiChem Technology solely in the Field. The license right granted herein shall include a right on the part of the LLC to grant sublicenses under its license, provided the sublicense(s) include appropriate provisions reasonably acceptable to CombiChem for license grant back as set forth in
Section 2.5 below as well as provisions to maintain confidentiality and for audit and, in each case provided LLC provides a copy of the sublicense to CombiChem promptly after its execution.

             2.2 Retained Rights. CombiChem and its Affiliates retain the worldwide right to use the CombiChem Technology for any use and any indication outside the Field.

             2.3 Access. Promptly after the Initial Contribution Date, and thereafter during the term of this Agreement, the FTEs provided to LLC by CombiChem (or some other party), pursuant to the Services Agreement (or some other agreement) shall have complete access to the CombiChem Technology.

             2.4 Third-Party Obligations. If any components of the CombiChem Technology are subject to restrictions or obligations imposed on CombiChem by third-party licensors, CombiChem shall disclose such restrictions or obligations to LLC in writing, in Exhibit 1 or thereafter in timely fashion, if such restrictions or obligations restrict the use to which LLC can put such components of the CombiChem Technology in the Field or if they entail royalty or payment obligations to a third-party licensor in the Field. LLC shall abide by any such disclosed field-of-use restrictions or similar restrictions; including any royalty or payment obligations to third-party licensors, in which case CombiChem, not LLC, shall be liable for, and shall pay, such obligations to such third parties when due (subject to the provisions in Section 4.1) and LLC shall reimburse CombiChem for any such payment in a timely fashion unless otherwise agreed in writing.

             2.5 Grant to CombiChem. Subject to the terms and conditions of the Venture Agreements and as of the Initial Contribution Date, LLC hereby grants to CombiChem, and CombiChem hereby accepts from LLC, a royalty-free, worldwide, non-exclusive license to use the LLC Technology for any purpose outside the Field.

             2.6 Exclusive Vehicle in the Field. CombiChem hereby covenants and agrees that the LLC shall be its sole and exclusive means of commercializing the CombiChem Technology in the Field.


                                       3.

                              PATENTS; INFRINGEMENT

             3.1 Patent Prosecution and Maintenance. CombiChem shall own and have exclusive rights in all Patent Rights and intellectual property (whether or not patentable) embodied in CombiChem Technology and the subject matter contained therein during the Term and thereafter. CombiChem shall be responsible for filing, maintaining and prosecuting all patents under the Patent Rights relating to CombiChem Technology ("Patents") at its sole expense. LLC shall assign to CombiChem or its designee all intellectual property rights it may have in the CombiChem Technology and the subject matter claimed therein. LLC shall use reasonable efforts to supply CombiChem with the information necessary for the filing, prosecution, defense and enforcement of Patents. If CombiChem fails to so file, maintain or prosecute such Patent, LLC shall have the right to request CombiChem to do so. If CombiChem elects not to file, maintain, or prosecute such Patent, on a country-by-country basis, LLC shall have the right to take over such filing, maintenance or prosecution of Patent for which it has previously assigned rights to CombiChem, at its sole expense. CombiChem shall have the right to control any actions taken to enforce Patents; provided that LLC shall have the right to control any actions taken to enforce Patents which it has elected to file, maintain and prosecute including such Patents taken over from CombiChem on a country-by-country basis under this section. Litigation costs for Patents shall be borne by the party having a right to control any action to enforce the Patent. The other party shall use reasonable efforts to support such actions as necessary. After final judgement of such proceedings, the party controlling the action shall have the right to first recover its out-of-pocket costs; any remaining awards shall be distributed to each Member in proportion to their Allocation Percentage at the time the litigation was initiated.

             3.2 Notice of Infringement. CombiChem and LLC shall promptly notify the other of any potential infringement of or misappropriation by a third party of the CombiChem Technology. CombiChem shall have the right, but not the obligation, at its expense, to bring, defend and maintain any proceeding it deems advisable involving any such infringement or misappropriation and shall retain all recovery from any infringer. LLC shall have the right, but not the obligation, at its expense, to bring, defend and maintain any proceeding it deems advisable involving any such infringement or misappropriation if CombiChem does not bring, defend or maintain any such proceeding; LLC shall retain all recovery from any infringer if it brings any such proceeding.

             3.3 Avoiding Infringement. LLC shall use reasonable efforts to avoid infringement of patent rights and other intellectual property rights of any third party in the research, development and commercialization of the CombiChem Technology.


                                       4.

                              TERM AND TERMINATION

             4.1 Term. This Agreement shall be in full force and effect as of the Initial Contribution Date and shall continue in effect until the dissolution of the LLC (as set forth in the LLC Agreement) (the "Term").

             4.2 CombiChem Rights to Terminate. If LLC should fail to deliver to CombiChem any statement or report when due, at the time that the same should be due or if LLC should violate or fail to perform any covenant, condition, or undertaking of this Agreement on its part to be performed hereunder, then and in such event, CombiChem may give written notice of such default to LLC. If LLC should fail to cure such default within ninety (90) days from the receipt by it of such notice, then CombiChem shall have the right to terminate this Agreement and license herein by written notice to LLC. Upon delivery of such notice of termination to LLC, this Agreement shall automatically terminate. Such termination shall not impair any accrued right of CombiChem.

             4.3 LLC Rights to Terminate. LLC shall have the right to terminate this Agreement or any license granted herein, at any time, by giving notice in writing to CombiChem. Such termination shall be effective ninety (90) days from the date such notice is mailed and all the LLC's rights associated therewith shall cease as of that date.

             4.4 Rights Following a CombiChem Dissolution Event. CombiChem hereby agrees that following the termination of this Agreement which is a result of a CombiChem Dissolution Event, CombiChem shall grant to Catalytica a license identical to the license granted hereunder, on the same terms and conditions. In addition, in such an event, CombiChem shall escrow the source code relevant to any CombiChem Technology as of the date of the CombiChem Dissolution Event, pursuant to an escrow to be mutually agreed upon by CombiChem and Catalytica. In addition, the license granted to CombiChem pursuant to Section 2.5 of this Agreement shall continue, but only as to LLC Technology as of the date of the CombiChem Dissolution Event.

             4.5 Termination of LLC by Mutual Agreement. In the event CombiChem and Catalytica mutually agree to terminate the LLC and Catalytica desires to continue commercial activities in the Field, CombiChem agrees to grant Catalytica a non-exclusive, royalty-bearing license in the Field under CombiChem Technology as of the date of the termination of the LLC to continue such activities and on terms and conditions to be mutually agreed, including a reasonable royalty.

             4.6 Accrued Rights. Any termination pursuant to section 4.2 or
Section 4.3 above shall not relieve CombiChem or LLC of any obligation or liability accrued hereunder prior to such termination, or rescind, or give rise to any right to rescind, anything done by CombiChem or LLC hereunder prior to the time such termination becomes effective, and such termination shall not affect, in any manner, rights of CombiChem or LLC arising under this Agreement prior to such termination.


                                       5.

                                 CONFIDENTIALITY

             5.1 Confidentiality. During the term of this Agreement and for a period of five (5) years thereafter (and longer to the extent license rights continue under Section 4.1), LLC shall hold, and it shall require Catalytica and Catalytica's Affiliates to hold, in confidence and not use for any purpose, except as expressly permitted in writing by CombiChem, or disclose to any third party (except as necessary to (a) reliable employees, (b) to Catalytica, CombiChem and their Affiliates and their employees and (c) to Collaborators, each under similar secrecy obligations) all CombiChem Technology (whether disclosed in written or oral form) and other confidential or proprietary information provided by CombiChem to LLC. LLC, Catalytica and Catalytica's Affiliates shall make no research or commercial use of the CombiChem Technology except for the purpose of this Agreement and the LLC Agreement; provided, however, that these obligations shall not apply under the circumstances described in Section 4.1.

             5.2 Exceptions. The obligations of confidentiality set forth in
Section 5.1 shall not apply to the extent that LLC can demonstrate: (a) that the disclosed information was in the public domain at the time of disclosure, or thereafter became part of the public domain, other than as a result of actions of LLC, Catalytica, Catalytica's Affiliates or anyone (other than CombiChem) to whom they disclosed such information; (b) by its written records, that the disclosed information was rightfully known by LLC (excluding CombiChem and its Affiliates), Catalytica or its Affiliates prior to the date of disclosure; (c) the disclosed information was received by LLC, Catalytica or any of its Affiliates from a third party not under a duty of confidentiality to CombiChem or any of its Affiliates; (d) by its written records, that the disclosed information was independently developed by LLC, Catalytica or any of its Affiliates without use of the disclosed information; or (e) the disclosure is required by law, regulation or government or judicial order, provided, however, that CombiChem is given notice prior to any such disclosure sufficient to enable it to try to obtain confidential treatment of such information; provided further that information disclosed under this exception (e) shall continue otherwise to be subject to Section 5.1 following such disclosure unless exception (a) thereafter applies.

             5.3 Return of Confidential Information. Upon termination of this Agreement, and subject to Section 5.2 above, at the written request of CombiChem, LLC will return, destroy or delete all confidential or proprietary information received from CombiChem and its Affiliates, all documents and electronic databases to the extent incorporating such confidential or proprietary information, and all copies thereof, provided that LLC may retain (in hard copy and on-line) one (1) copy of such confidential or proprietary information solely for archival purposes and for no other use.


                                       6.

                         REPRESENTATIONS AND WARRANTIES

             6.1 CombiChem Representations and Warranties. CombiChem hereby represents and warrants as follows:

                 (a) CombiChem has the legal power, authority and right to enter into this Agreement and to perform all of its respective obligations set forth herein.

                 (b) CombiChem is not a party to any agreement with any third party which prevents CombiChem from fulfilling any of its material obligations under the terms of this Agreement.

                 (c) CombiChem has sufficient right, title or interest in the CombiChem Technology to grant the rights granted herein. To the present knowledge of the Chief Executive Officer of CombiChem (as of the Initial Contribution Date), no third party has claimed to CombiChem that the CombiChem Technology infringes any third-party patent rights or other intellectual property rights. The CombiChem Technology may, however, be subject to certain obligations to third parties to be disclosed by CombiChem in accordance with
Section 2.4.

                 (d) COMBICHEM HEREBY DISCLAIMS ANY AND ALL OTHER WARRANTIES AND REPRESENTATIONS, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE COMBICHEM TECHNOLOGY, OR ANY REPRESENTATION OR WARRANTY THAT THE COMBICHEM TECHNOLOGY WILL NOT INFRINGE ANY THIRD PARTY'S PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS.

             6.2 LLC Representations and Warranties. LLC hereby represents and warrants as follows:

                 (a) LLC has the legal power, authority and right to enter into this Agreement and to perform all of its respective obligations set forth herein.






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                 (b) LLC is not a party to any agreement with any third party which prevents LLC from fulfilling any of its material obligations under the terms of this Agreement.

                 (c) LLC will comply in all material respects with the terms of the license granted to it under this Agreement and with all federal, state and local laws, rules and regulations applicable to the development, manufacture, distribution, import and export and sale of CombiChem Technology licensed hereunder.


                                       7.

                                 INDEMNIFICATION

            7.1 Indemnification. LLC shall defend, indemnify and hold CombiChem and its directors, officers, employees, and agents (the "Indemnitees") harmless from and against any and all loss, claims, damages, liabilities joint and several, expenses, judgments, fines, settlements and other amounts arising from any and all claims (including reasonable legal expenses and reasonable attorneys' fees), demands, actions, suits or proceedings (civil, criminal, administrative or investigative) of any kind, on any theory, in which an Indemnitee may be involved, as a party or otherwise, based on or arising out of actions undertaken in the exercise of rights granted under this Agreement, including, without limitation, LLC activities in the Field; provided that LLC shall not be obligated to Indemnitees under this Section 7.1 to the extent such claims, demands, actions, suits or proceedings are based on or arise out of CombiChem's breach of its representations or warranties in Section 6.1 above. The indemnification of CombiChem by LLC under this Section shall in no way be construed to grant any indemnification rights which are otherwise excepted from indemnification in any of the other Venture Agreements.

            Expenses (including attorneys' fees) incurred by an Indemnitee in defending any proceeding described above shall be paid by LLC in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by LLC as authorized hereunder.

            The indemnification and other obligations described above in this
Section 7.1 shall not be deemed to be exclusive of any other rights to which any Indemnitee may be entitled under any agreement, or as a matter of law, or otherwise.

            7.2 Notice of Claims. The Indemnitee shall notify LLC promptly in writing of any claims, demands, actions or suits against it of the sort described above and shall cooperate reasonably with LLC, at LLC's expense, in the defense of any such claims, demands, actions and suits, which defense shall be controlled by LLC; provided that the Indemnitee shall at all times have the right to participate in such defense at its own expense (or at LLC's expense should LLC fail to perform its obligations under Section 7.1).







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

                                       8.

                                 EXPORT CONTROLS

            8.1 Compliance With Laws. LLC shall not sell, transfer, export or reexport any Technology licensed hereunder, except in compliance with all applicable laws, including the export laws of any government agency of the United States and any regulations thereunder, and will not sell, transfer, export or reexport any of the technology licensed hereunder to any persons with regard to which there exist grounds to suspect or believe that they are violating such laws or regulations. LLC shall be solely responsible for obtaining all licenses, permits and authorizations required from any other government agency for the export or reexport of such Technology.


                                       9.

                            MISCELLANEOUS PROVISIONS

            9.1 Agency. Neither party is, nor shall be deemed to be, an employee, agent, co-venturer or legal representative of the other party for any purpose. Neither party shall be entitled to enter into any contracts in the name of, or on behalf of the other party, nor shall either party be entitled to pledge the credit of the other party in any way or hold itself out as having the authority to do so.

            9.2 Assignment. Subject only to Section 4.1 of this Agreement (and on the terms and conditions set forth therein), LLC may not assign or otherwise transfer this Agreement or any rights or obligations set forth herein without the prior written approval of CombiChem, which CombiChem may grant or withhold in its discretion. CombiChem can assign this Agreement at any time to any Affiliate or to any successor by merger or sale of substantially all of its business unit to which this Agreement relates. This Agreement shall be binding upon the successors and permitted assignees of the parties, and the name of a party appearing herein shall be deemed to include the names of such party's successors and permitted assignees to the extent necessary to carry out the intent of this Agreement. Any assignment not in accordance with this Section shall be void.

            9.3 Further Actions. Each party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

            9.4 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given and received (a) upon personal delivery; (b) upon receipt if mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to the recipients at their addresses as listed below (or at such other address for a recipient as a party shall specify by notice in accordance with this Section); or (c) upon confirmed delivery by express commercial courier service (receipt verified) to the recipients at






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

their addresses as listed below (or at such other address for a recipient as a party shall specify by notice in accordance with this Section):

           If to LLC, addressed to:         Aperion LLC
                                            c/o Catalytica Advanced
                                                Technologies, Inc.
                                            430 Ferguson Drive
                                            Mountain View, CA 94043
                                            Attention:  Board of Managers

           With a copy to:                  CombiChem, Inc.
                                            9050 Camino Santa Fe
                                            San Diego, CA  92121
                                            Attention:  President

           And to:                          Catalytica Advanced Technologies,
                                               Inc.
                                            430 Ferguson Drive
                                            Mountain View, CA 94043
                                            Attn:  President

           And to:                          Brobeck Phleger & Harrison LLP
                                            550 West C Street, Suite 1300
                                            San Diego, CA 92101-3532
                                            Attn:  Faye H. Russell, Esq.

           If to CombiChem, addressed to:   CombiChem, Inc.
                                            9050 Camino Santa Fe
                                            San Diego, CA 92121
                                            Attn:  President

           With a copy to:                  Catalytica Advanced Technologies.
                                            430 Ferguson Drive
                                            Mountain View, CA 94043
                                            Attn:  President

           And to:                          Brobeck Phleger & Harrison LLP
                                            550 West C Street, Suite 1300
                                            San Diego, CA 92101-3532
                                            Attn:  Faye H. Russell, Esq.

            Any copy of a notice shall be sent at the same time as the original notice.

            9.5 Amendment; Approval. No amendment, modification or supplement of any provision of the Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each party. No approval provided for in this Agreement shall be valid or effective unless confirmed in writing.






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

            9.6 Waiver. No provision of the Agreement shall be waived by any act, omission or knowledge of a party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving party.

            9.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

            9.8 Descriptive Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

            9.9 Governing Law; Dispute Resolution. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of California. The parties shall attempt to resolve any dispute or controversy that should arise between them quickly and amicably. Any unresolved dispute or controversy between them arising out of or relating to this Agreement, or the breach thereof, shall be settled under Article XVI of the LLC Agreement.

            9.10 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Agreement. In the event of such invalidity, the parties shall seek to agree on an alternative enforceable provision that preserves the original purpose of this Agreement.

            9.11 Entire Agreement of the Parties. Without limiting the effect of the each of the other Venture Agreements, this Agreement, including Exhibit 1 attached hereto, constitutes and contains the complete, final and exclusive understanding and agreement of the parties hereto with respect to the subject matter hereof, and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the parties respecting the subject matter hereof.


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                                       13

            IN WITNESS WHEREOF, CombiChem and LLC have caused this Agreement to be duly executed as of the Initial Contribution Date.




APERION LLC, a Delaware limited              COMBICHEM, INC.,
liability company                            a Delaware corporation


By CATALYTICA ADVANCED
TECHNOLOGIES, INC., a Delaware               By: /s/ Vicente Anido, Jr.
corporation,                                     ------------------------------
Member                                       Name: Vicente Anido, Jr.
                                                  -----------------------------
                                             Title: President & CEO
                                                   ----------------------------

By: /s/ illegible
   ------------------------------
Name: illegible
     ----------------------------
Title: CFO
      ---------------------------



And by COMBICHEM, INC., a
Delaware corporation,
Member


By: /s/ Vicente Anido, Jr.
   -------------------------------
Name: Vicente Anido, Jr.
     -----------------------------
Title: President & CEO
      ----------------------------

















                 [SIGNATURE PAGE TO COMBICHEM LICENSE AGREEMENT]

                                    EXHIBIT 1
                              COMBICHEM TECHNOLOGY


CombiChem hereby provides the following     ***    technology to LLC under this
License Agreement.





                                       ***
                                       ***
                                       ***























*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

***  TECHNOLOGY







                                       ***
                                       ***
                                       ***


















*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.